EXHIBIT 99

                         STATEFED FINANCIAL CORPORATION
                                519 Sixth Avenue
                             Des Moines, Iowa 50309

For Further Information Contact:                        FOR IMMEDIATE RELEASE
   John F. Golden, President and CEO                    Date: August 10, 1999
   StateFed Financial Corporation
   519 Sixth Avenue
   Des Moines, Iowa 50309
   Phone: (515) 282-0236


                         STATEFED FINANCIAL CORPORATION
                            REPORTS YEAR-END EARNINGS

         Des Moines, Iowa (NASDAQ: "SFFC") ------ StateFed Financial Corporation, the parent company for State Federal Savings and Loan Association of Des Moines, today announced record earnings for the fiscal year ended June 30, 1999. The company reported net income of $1,018,290 for the fiscal year ended June 30, 1999 as compared to $1,017,279 for the same period in 1998, an increase of $1,011. The increase in net earnings for the fiscal year was primarily due to an increase in non-interest income of $172,314, a decrease in provision for loan losses of $16,000, and a decrease in income tax expense of $1,560, partially offset by a decrease in net interest income of $84,206 and an increase of $104,657 in non-interest expense. The company also reported net income of $264,362 for the three month period ended June 30, 1999 as compared to $251,820 for the same period in 1998, an increase of $12,542, or 4.98%. At June 30, 1999 the company had total assets of $90.8 million and total liabilities of $74.7 million, compared to total assets of $89.8 million and total liabilities of $73.7 million at June 30, 1998. The book value of StateFed Financial Corporation common stock increased to $10.61 per share at June 30, 1999.

         State Federal Savings and Loan Association's capital continues to exceed all regulatory requirements.

                                   Continued
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                                    STATEFED FINANCIAL CORPORATION
                            CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                    JUNE 30, 1999 AND JUNE 30, 1998

ASSETS                                                      (Unaudited)          (Audited)
                                                          June 30, 1999       June 30, 1998
                                                          -------------       -------------
Cash and amounts due from depository institutions            $8,481,216          $9,445,404
Investments in certificates of deposit                          884,300           1,478,514
Investment securities                                         1,944,374           2,743,518
Loans receivable, net                                        72,330,884          68,979,770
Real estate acquired for development                            236,602             231,870
Real estate held for investment, net                          2,645,245           2,262,060
Property acquired in settlement of loans                      1,133,517           1,286,452
Office property and equipment, net                            1,188,247           1,564,077
Federal Home Loan Bank stock, at cost                         1,147,600             949,000
Accrued interest receivable                                     536,028             542,246
Prepaid expenses and other assets                               295,695             318,654
                                                          -------------       -------------
        TOTAL ASSETS                                        $90,823,708         $89,801,565
                                                          =============       =============


LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Deposits                                                    $54,713,072         $53,671,860
Advances from Federal Home Loan Bank                         18,877,047          18,964,890
Advances from borrowers for taxes and insurance                 337,371             340,686
Accrued interest payable                                        133,773             134,251
Dividends payable                                               114,300              78,295
Income taxes: current and deferred                              324,643             232,019
Other liabilities                                               200,122             295,278
                                                          -------------       -------------
        TOTAL LIABILITIES                                   $74,700,328         $73,717,279
                                                          -------------       -------------
Stockholders' equity:
Common stock                                                     $8,905              $8,905
Additional paid-in capital                                    8,526,563           8,483,110
Unearned compensation - restricted stock awards                (271,290)           (341,270)
Unrealized gain on investments                                    3,803             119,928
Treasury stock                                               (2,234,986)         (1,643,697)
Retained earnings - substantially restricted                 10,090,385           9,457,310
                                                          -------------       -------------
   TOTAL STOCKHOLDERS' EQUITY                               $16,123,380         $16,084,286
                                                          -------------       -------------
   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $90,823,708         $89,801,565
                                                          =============       =============
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                                        STATEFED FINANCIAL CORPORATION
                                     SELECTED CONSOLIDATED FINANCIAL DATA


                                                Three Months Ended           Fiscal Year Ended
                                                     June 30                       June 30
                                             Unaudited     Unaudited       Unaudited       Audited
                                             ---------     ---------       ---------       -------
                                                1999         1998            1999            1998

OPERATIONS DATA

Total interest income....................... $1,637,050   $1,727,490      $6,695,402    $6,822,566

Total interest expense......................   $972,286   $1,029,644      $3,999,569    $4,042,527
                                             ----------   ----------      ----------    ----------

Net interest income.........................   $664,764     $697,846      $2,695,833    $2,780,039

Provision for loan losses...................     $9,000      $34,000         $36,000       $52,000
                                             ----------   ----------      ----------    ----------

        Net interest income after
        provision for loan losses...........   $655,764     $663,846      $2,659,833    $2,728,039

Non-interest income:
Real estate operations......................   $139,155     $129,218        $565,503      $440,718

Gain (loss) on sale of investments..            $12,400         $---         $52,602       $(1,875)

Gain on sale of real estate.................    $19,488      $13,043         $53,835       $44,017

Other non-interest income...................    $27,874      $26,642        $101,211      $117,977
                                             ----------   ----------      ----------    ----------

Total non-interest income...................   $198,917     $168,903        $773,151      $600,837

Total non-interest expense..................   $471,139     $471,564      $1,925,794    $1,821,137
                                             ----------   ----------      ----------    ----------

Income before income taxes..................   $383,542     $361,185      $1,507,190    $1,507,739

Income tax expense..........................   $119,180     $109,365        $488,900      $490,460
                                             ----------   ----------      ----------    ----------

Net Income..................................   $264,362     $251,820      $1,018,290    $1,017,279
                                             ==========   ==========      ==========    ==========

Basic earnings per share....................      $0.18        $0.17           $0.68         $0.68
Diluted earnings per share..................      $0.17        $0.16           $0.67         $0.66
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